SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          SECURITY CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                February 13, 1997
                Date of Report (Date of earliest event reported)

        Delaware                      1-7921                  13-3003070
(State or other jurisdiction       (Commission             (I.R.S. Employer
    of incorporation)               File Number)           Identification No.)

              1111 North Loop West, Suite 400, Houston, Texas 77008
               (Address of principal executive offices) (Zip Code)

                                 (713) 880-7100
              (Registrant's telephone number, including area code)

                         No Exhibits Are Filed Herewith

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Item 8. Change in Fiscal Year

        On February 13, 1997, the Board of Directors of Security Capital Corporation (the "Company") approved the change of the Company's fiscal year from a fiscal year beginning on October 1 of each year and ending on September 30 of the following year to a fiscal year beginning on January 1 and ending on December 31 of each year. The Company will file a Form 10-Q covering the transition period.

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
                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SECURITY CAPITAL CORPORATION
                                                (Registrant)

Dated: February 14, 1997                By: /s/ BRIAN D. FITZGERALD
                                                Brian D. Fitzgerald
                                                Chairman of the Board

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